--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                      ------------------------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 20, 2001

                          COMMISSION FILE NO. 0-23521

                             MKS INSTRUMENTS, INC.
             (Exact name of Registrant as specified in its Charter)

                MASSACHUSETTS                                   04-2277512
       (State or other jurisdiction of               (IRS Employer Identification No.)
       incorporation or organization)
  SIX SHATTUCK ROAD, ANDOVER, MASSACHUSETTS                        01810
  (Address of principal executive offices)                      (Zip Code)

                                 (978) 975-2350
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS OF MKS INSTRUMENTS, INC. AND APPLIED SCIENCE AND TECHNOLOGY, INC.

     On January 26, 2001, MKS Instruments, Inc. (the "Company") completed its previously-announced merger with Applied Science and Technology, Inc. ("ASTeX") by exchanging approximately 11,200,000 shares of its common stock for all of the common stock of ASTeX. Each share of ASTeX was exchanged for 0.7669 shares of the Company's common stock.

     The supplemental consolidated financial statements filed herewith have been prepared accounting for the merger using the pooling of interests method of accounting. Upon publication of the Company's financial statements for a period which includes January 26, 2001, these supplemental consolidated statements will become the historical financial statements of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

       EXHIBIT
       NUMBER                               TITLE
       -------                              -----
       23.1      Consent of PricewaterhouseCoopers LLP
       23.2      Consent of KPMG LLP
       99.1      Supplemental Consolidated Financial Statements of MKS
                 Instruments, Inc. as of December 31, 2000 and 1999 and for
                 the years ended December 31, 2000, 1999 and 1998 and Report of Independent Accountants thereon.
       99.2      Management's Discussion and Analysis of Financial Condition
                 and Results of Operations Reflecting the Merger of MKS
                 Instruments, Inc. and Applied Science and Technology, Inc.
                 -- December 31, 2000
       99.3      Schedule II -- Valuation and Qualifying Accounts for MKS
                 Instruments, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MKS INSTRUMENTS, INC.

                                            /s/ Ronald C. Weigner
                                            Ronald C. Weigner
                                            Vice President and Chief Financial
                                            Officer

Dated: April 20, 2001